UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)
Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2023, Recruiter.com Group, Inc. (the “Company”) entered into a Master Referral Agreement (“Master Agreement”) and a Strategic Referral Agreement (“Strategic Agreement”) with Job Mobz Inc. (“Job Mobz”). Pursuant to the Master Agreement, the Company may from time to time refer certain clients of the Company to Job Mobz. For each new client of Job Mobz, with whom Job Mobz did note have commercial contact with in the 12 months preceding the referral, Job Mobz shall pay to the company a referral fee as set forth in the Agreement. The amount of the referral fee is dependent upon whether the referral is an existing client of the Company, a new client of the Company, or a client of the Company who purchases services from Job Mobz of a nature not historically offered by the Company. Referral fees under the Master Agreement are subject to certain minimum and maximum payout amounts. The Master Agreement generally continues until the maximum payout is achieved or until 36 months have elapsed. Once enough referral fees are paid so that minimum commission is achieved, the Strategic Agreement comes into full force and effect which will then govern referral fees for new clients of the Company or a client of the Company who purchase services from Job Mobz of a nature not historically offered by the Company. The Strategic Agreement generally can be terminated upon 60 days prior written notice to the other party.

The summaries of the Master Agreement and the Strategic Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Master Agreement and Strategic Agreement, respectively, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2023, Josh McBride notified Recruiter.com Group, Inc. (the “Company”) of his decision to resign from his position as Chief Revenue Officer of the Company, effective as of March 23, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Master Referral Agreement, by and between the Company and Job Mobz Inc., dated March 23, 2023.
10.2	Strategic Referral Agreement, by and between the Company and Job Mobz Inc., dated March 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recruiter.com Group, Inc.

Date: March 28, 2023	By:	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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